Share Capital	3 Months Ended
Jan. 31, 2023
Disclosure of Share Capital [Abstract]
Share Capital
5.	Share Capital

a.	The Company’s authorized share capital is unlimited common shares without par value share. As of January 31, 2023, the number of shares issued and outstanding are 2,478,441 (October 31, 2022 - 1,319,770).

b.	On September 30, 2022, the Company effected a 1-for-30 share consolidation (reverse share split) of its issued and outstanding shares. All share amounts and instruments convertible into shares have been retroactively restated for all periods presented.

c.	Share transactions during the three months ended January 31, 2023:

(i)	On November 14, 2022, the Company completed an underwritten public offering of 1,153,847 shares at a price to the public of US$6.50 per share (CAD$8.65), for aggregate gross proceeds of US$7.5 million, prior to deducting underwriting discounts and offering expenses. The offering closed on November 17, 2022. Net proceeds received were $8,466,602.

In addition, the Company granted Aegis Capital Corp. (“Aegis”), who acted as the underwriters for the deal, a 45-day option to purchase up to 173,077 additional common shares, equal to 15% of the number of shares sold in the offering solely to cover over-allotments, if any (“Over-Allotment”). The public purchase price per additional common share would have been US$6.50 per share (CAD$8.65). The Over-Allotment was not exercised.

Aegis received 57,692 underwriter warrants, each such warrant entitling the agents to receive one common share upon payment of US $8.125 per share, exercisable six months after the commencement of sales of this offering and expiring on a date which is no more than five years after the commencement of sales of the offering. The fair value for underwriter warrants total of $376,851 and have been credited to the warrant reserve. The fair value has been estimated using the Black-Scholes option pricing model assuming no expected dividends or forfeitures and the following weighted average assumptions:

Risk-free interest rate	1.43%
Expected life (in years)	5
Expected volatility	107%

In connection with the offering, the Company’s common shares were approved for listing on the Nasdaq and began trading on the Nasdaq under the symbol “CMND” on November 15, 2022.

Following the public offering, Medigus were entitled to receive 44,829 shares and 2,241 warrants pursuant to an anti-dilution clause included in the agreement signed between the Company and Medigus on June 29, 2022.

The anti-dilution feature was recorded as a derivative liability as of October 31, 2022 and has been classified to equity upon completion of the IPO.

(ii)	On January 16, 2023, 4,824 shares were issued in respect of RSU’s that had been fully vested. The RSU’s had a fair value of $51,120 at the time of issuance.

(iii)	During the three months ended January 31, 2023, pursuant to existing commitments detailed in notes 11c and 11a, the Company is committed to issue 9,386 shares with a fair value of $46,832 to two service providers. As of the date of this report, these shares have not been issued.

d.	Share transactions during the three months ended January 31, 2022:

On November 26, 2021, the Company issued 1,333 common shares with a fair value of $28,800. The amount is in respect of services provided by the Chief Scientific Officer in prior periods (Note 11(a)) and therefore the amounts has been reclassified from RSU reserve to Share Premium.